DEAR SHAREHOLDER:
--------------------------------------------------------------------------------
       Lexington Crosby Small Cap Asia Growth Fund declined by 29.18%* for the six month period ended June 30, 1998 as compared to the unmanaged Morgan Stanley Capital International All Country Far East ex-Japan index over the same period which declined by 33.0%. The average Asia fund as reported by Lipper Analytical Services, Inc. declined by 23.69%.

       Bourses in Southeast Asia suffered again in the second quarter of the year, adversely affected by a combination of continuing regional deflation, social unrest in Indonesia, and the growing signs of a rapid deterioration in Japan's economy. The pressure on the Yen against the U.S. Dollar sparked fears that further significant declines will undermine recovery in the Asian economies and trigger further instability in their currencies.

       Among the countries that the Fund invests in, Thailand suffered the most during the quarter, with share prices shedding 41.8% and the Baht losing 7.9%, as economic woes deepened and investors worried about the recapitalization of the country's banking sector. Malaysia shed 34.5% and the Ringgit lost 12.6% clouded by a rise in policy risk and concerns over instability in the banking system as the economy heads for a hard landing. Korea was down 34.4%, but the Won remained steady despite the fall in the Yen. The Singapore bourse lost 32.8% and the currency weakened 17.0%, with the currency easing 4.3%, as the result of uncertainties in the electronics sector.

       The Australian stock market, which had been relatively resilient since the onset of Asia's financial crisis, fell 2.8% as earnings continue to be downgraded in the wake of the regional turmoil. The Australian Dollar depreciated 6.5% during the quarter, broadly consistent with the falls in commodity prices and the Japanese Yen.

ECONOMIC OUTLOOK AND STRATEGY

       During the quarter, the cash level of the Fund was raised to 18.0%, from 12.6% at the end of the March quarter. This was achieved through sales of investments in Australia, Hong Kong, Malaysia, China and Singapore.

       The recent financial crisis should spell the end of the era of over-investment in Asia. The system is currently undergoing a major adjustment phase, which focuses on the gradual deleveraging of balance sheets and cost deflation, rather than through a sharp turnaround in demand. The recession in Japan is a major drag on demand recovery in the region. Decisive action to tackle Japan's chronic banking crisis and weak domestic demand is clearly imperative. Japan accounts for between 12%-20% of Asia's exports. It is also a major competitor within the region. Imports from the region have fallen substantially 10.4% year-on-year for Thailand, 13.8% for Singapore, 21.4% for Malaysia and 28.0% for Indonesia in the three months ended April 1998.

       Unless economic growth in Japan recovers in the near term, which is unlikely, export growth for Southeast Asia is expected to remain anemic for the remainder of this year. The demand for Asian exports is therefore highly dependent on continuing consumption in the US, and a recovery materializing in Europe. Beijing's efforts to boost China's domestic demand through a combination of infrastructure spending, private sector construction, and further monetary easing, is still to bear fruit. Finally, the tapering off in electronics demand will pose an added strain on Southeast Asian exports, given the region's high reliance on the sector. Singapore and Malaysia are particularly vulnerable to adverse trends in the electronics cycle.

       Meanwhile, both the governments and corporations in the region are actively seeking to restore their liquidity balance. The following has been evident throughout Asia:

       1. Capital expenditure has been dramatically reduced.

       2. Manufacturers   have   shortened  their  receivable  days  and  slowed
          production to reduce inventory  levels.

       3. Banks have shortened the tenure of their asset base to expand interest margins and tightened their lending policies to improve the quality of their loan portfolio.

       4. Property developers have acted swiftly to liquidate their projects to repay expensive debts.

        All of the above acts, which restore cash flow, will inevitably cause a short-term contraction in GDP, but should allow the economies to come out of the current crisis with stronger fundamentals. With a less leveraged corporate sector and more stable banks, earnings volatility would fall, paving the way for an upward re-rating in the future.

       We continue to believe that as long as the Yen does not weaken significantly further, the Renminbi will not be substantially devalued in the near term, and hence set off a further round of competitive devaluation. Conditions for reduced currency volatility are now being gradually established, as the governments in the regions recognize that the stabilization of exchange rates remains the top policy priority. External trade balances have recorded impressive surpluses--an annualized 10% of GDP for Thailand, 13% for Malaysia and nearly 30% for Indonesia. The banking system has stopped providing new credit, which will eventually shrink the supply of currency. Therefore, it is not inconceivable that currencies in the region will stabilize, and some initial lowering of interest rates by the end this year or early next year should be evident across the region.

       In terms of strategy, the Fund has overweight positions in China, Korea and Thailand. We will continue to target quality, fundamentally attractive, well-managed stocks in Asia, which are focusing on the creation of shareholder value in the longer term.

                                   Sincerely,

/s/Christina Lam      /s/Simon C.N. Thompson      /s/Robert M. DeMichele
----------------      ----------------------      ----------------------
Christina Lam         Simon C.N. Thompson         Robert M. DeMichele
Portfolio Manager     Portfolio Manager           President
August, 1998          August, 1998                August, 1998

*-64.74 and -20.59 are the one year and since commencement (7/3/95) average annual standard total returns, respectively, for the period ended June 30, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited)

  NUMBER OF                                                            VALUE
  SHARES                    SECURITY                                  (NOTE 1)
--------------------------------------------------------------------------------
               COMMON STOCKS: 81.7%
               AUSTRALIA: 5.3%
   205,000     National Foods, Ltd. .............................     $  350,370
   194,000     Prime Television, Ltd. ...........................        284,717
                                                                      ----------
                                                                         635,087
                                                                      ----------
               CHINA: 12.3%
 1,470,000     China Shipping Development
                  Company, Ltd.1 ................................        166,947
   638,600     Shandong Chenming Paper
                  Holdings, Ltd.1 ...............................        264,141
 2,700,000     Shanghai Petrochemical Company, Ltd. .............        303,152
 1,479,000     Shanghai Tyre & Rubber
                  Company, Ltd.1 ................................        239,598
   300,000     Shenzhen Fangda Company, Ltd.1 ...................        221,460
 2,500,000     Yizheng Chemical Fibre Company, Ltd.1 ............        274,244
                                                                      ----------
                                                                       1,469,542
                                                                      ----------
               HONG KONG: 28.2%
   200,000     Cheung Kong Infrastructure Holdings ..............        378,134
 1,300,000     China Foods Holdings, Ltd. .......................        343,934
   850,000     China Resources Beijing Land .....................        274,244
   230,000     China Telecom (Hong Kong)1 .......................        399,235
   756,000      Founder Hong Kong, Ltd. .........................        321,969
   350,000     Guangdong Kelon Electrical
               Holdings Company, Ltd. ...........................        275,535
    62,000     Hutchison Whampoa, Ltd. ..........................        327,260
   167,000     New World Development
                  Company, Ltd. .................................        323,285
   145,000     Shanghai Industrial Holdings, Ltd. ...............        341,514
   440,000     Tianjin Development Holdings, Ltd.1 ..............        374,779
                                                                      ----------
                                                                       3,359,889
                                                                      ----------
               MALAYSIA: 4.0%
   676,000     IJM Corporation Bhd1 .............................        179,289
   440,000     Technology Resources Industries Bhd1 .............        302,351
                                                                      ----------
                                                                         481,640
                                                                      ----------
               PHILIPPINES: 0.9%
 3,354,000     Asian Terminals, Inc.1 ...........................     $  112,604
                                                                      ----------
               SINGAPORE: 8.9%
 1,286,000     Informatics Holdings, Ltd.1 ......................       293,054
 1,165,000     MMI Holdings, Ltd.1 ..............................       234,451
   122,000     Overseas Union Bank, Ltd. ........................        267,183
    39,108     Singapore Press Holdings, Ltd. ...................        261,572
                                                                      ----------
                                                                       1,056,260
                                                                      ----------
               SOUTH KOREA: 8.4%
    12,800     Nong Shim Company, Ltd.1 .........................        553,765
    22,800     Youngone Corporation1 ............................        446,700
                                                                      ----------
                                                                       1,000,465
                                                                      ----------
               TAIWAN: 10.9%
    160,000    China Development Corporation1 ...................        370,192
    225,000    Delpha Construction Company, Ltd.1 ...............        294,670
    168,000    Taiwan Liton Electronic Company, Ltd. ............        337,364
    140,650    Taiwan Semiconductor
               Manufacturing Company1 ...........................        290,629
                                                                      ----------
                                                                       1,292,855
                                                                      ----------
               THAILAND: 2.8%
  1,735,000    Krung Thai Bank Public Company, Ltd.1 ............        229,692
    113,500    Thai Farmers Bank Public
                   Company, Ltd.1 ...............................         99,950
                                                                      ----------
                                                                         329,642
                                                                      ----------
               TOTAL INVESTMENTS: 81.7%
                  (cost $16,451,692 )(Note 1) ...................      9,737,984
               Other assets in excess
                  of liabilities:18.3% ..........................      2,182,429
                                                                     -----------
               TOTAL NET ASSETS: 100.0%
                  (equivalent to $5.00 per share on
                  2,383,133 shares outstanding) .................    $11,920,413
                                                                     ===========
1  Non-income producing security.
+  Aggregate cost for Federal income tax purposes is $16,480,212.
                             ----------------------
At June 30, 1998, the composition of the Fund's net assets by industry concentration was as follows:

Banking ..........................................     5.0%
Capital Equipment ................................     2.7
Construction &Housing ............................     4.7
Consumer Durable Goods ...........................     4.3
Consumer Nondurable Goods ........................    13.4
Electrical & Electronics .........................     7.2
Financial Services ...............................     2.7
Materials ........................................    12.7
Multi-Industry ...................................     3.1
Real Estate ......................................     7.5
Services .........................................    11.1
Telecommunications ...............................     5.9
Transportation ...................................     1.4
Other assets .....................................    18.3
                                                     -----
  Total Net Assets ...............................   100.0%
                                                     ======

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)

ASSETS
Investments, at value (cost $16,451,692) (Note 1) ............      $ 9,737,984
Cash .........................................................        2,054,984
Due from Lexington Management Corporation (Note 2) ...........            6,049
Receivable for shares sold ...................................          126,939
Dividends and interest receivable ............................           49,817
Deferred organization expense, net (Note 1) ..................           29,200
                                                                    -----------
             Total Assets ....................................       12,004,973
                                                                    -----------
LIABILITIES
Payable for shares redeemed ..................................           65,480
Accrued expenses .............................................           19,080
                                                                    -----------
             Total Liabilities ...............................           84,560
                                                                    -----------
NET ASSETS (equivalent to $5.00 per share on 2,383,133
    shares outstanding) (Note 3) .............................      $11,920,413
                                                                    ===========
NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ..................................      $     2,383
Additional paid-in capital ...................................       26,820,127
Accumulated deficit ..........................................          (64,686)
Accumulated net realized loss on investments
  and foreign currency transactions ..........................       (8,123,703)
Unrealized depreciation on investments and
  foreign currency holdings ..................................       (6,713,708)
                                                                    -----------
             TOTAL NET ASSETS ................................      $11,920,413
                                                                    ===========


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CROSBY SMALL CAP
ASIA GROWTH FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (unaudited)

INVESTMENT INCOME
Dividends ........................................    $   160,271
Interest .........................................         36,606
                                                      -----------
                                                          196,877
Less: foreign tax expense ........................          4,623
                                                      -----------
        Total investment income ..................                  $   192,254
EXPENSES
   Investment advisory fee (Note 2) ..............         99,769
   Transfer agent and shareholder
     servicing expenses (Note 2) .................         27,536
   Custodian expenses ............................         19,748
   Registration fees .............................         18,144
   Printing and mailing expenses .................         16,247
   Professional fees .............................          8,929
   Directors' fees and expenses ..................          7,991
   Accounting expenses (Note 2) ..................          7,403
   Amortization of deferred organization
     costs (Note 1) ..............................          5,745
   Computer processing fees ......................          3,794
   Other expenses ................................          4,474
                                                      -----------
     Total expenses ..............................        219,780
     Less: expenses recovered
     under contract with investment
     adviser (Note 2) ............................         20,234       199,546
                                                     ------------   -----------
        Net investment loss ......................                       (7,292)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4)
   Net realized loss on:
        Investments ..............................     (5,473,426)
        Foreign currency
          transactions ...........................        (52,137)
                                                     -----------
          Net realized loss ......................                   (5,525,563)
   Net change in unrealized
     depreciation on:
     Investments .................................        632,422
     Foreign currency translation of
       other assets and liabilities ..............            368
                                                     ------------
       Net change in unrealized
        depreciation .............................                      632,790
                                                                    -----------
       Net realized and unrealized    loss .......                   (4,892,773)
                                                                    -----------
DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................                  $(4,900,065)
                                                                    ===========




LEXINGTON CROSBY SMALL CAP
ASIA GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                           SIX MONTHS
                                              ENDED                  YEAR ENDED
                                          JUNE 30, 1998             DECEMBER 31,
                                           (UNAUDITED)                  1997
                                          -------------             ------------
Net investment loss ....................  $    (7,292)               $ (103,305)
Net realized loss from
   investments and foreign
   currency transactions ...............   (5,525,563)               (2,260,494)
Net change in unrealized
   depreciation on investments
   and foreign currency translations ...      632,790               (11,521,491)
                                          -----------               -----------
        Decrease in  net assets
          resulting  from
          operations ...................   (4,900,065)              (13,885,290)
Increase in net assets from capital
   share transactions (Note 3) .........    2,953,616                 3,955,680
                                          -----------               -----------
        Net decrease in net assets .....   (1,946,449)               (9,929,610)
NET ASSETS:
   Beginning of period .................   13,866,862                23,796,472
                                          -----------               -----------
   End of period (including
     accumulated deficit of $64,686
     and $57,394, 1998 and 1997,
     respectively) .....................  $11,920,413               $13,866,862
                                          ===========               ===========


   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) and December 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia region with a market capitalization of less than $1 billion. The Fund commenced operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign exchange contracts outstanding at June 30, 1998.

     FEDERAL   INCOME  TAXES  It  is  the  Fund's  policy  to  comply  with  the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders.

Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) And December 31, 1997 (continued)


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Crosby Asset Management (U.S.), Ltd. ("Crosby") under which Crosby provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Crosby, LMC pays Crosby a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. Total reimbursement was $20,234 for the six months ended June 30, 1998, and is set forth in the statement of operations.

  The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $15,217 which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK

     Transactions in capital stock were as follows:

                                                                Six months ended
                                                                  June 30, 1998                              Year ended
                                                                  (unaudited)                            December 31, 1997
                                                              --------------------                      --------------------
                                                             Shares          Amount                     Shares        Amount
                                                             ------          ------                     ------        ------
Shares sold ........................................        3,354,443      $22,198,317                6,779,615   $83,723,229
Shares redeemed ....................................       (2,936,558)     (19,244,701)              (6,757,851)  (79,767,549)
                                                            ---------       ----------                ---------    ----------
Net increase .......................................          417,885      $ 2,953,616                   21,764    $3,955,680
                                                            =========      ===========                =========    ==========

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1998, excluding short-term securities, were $16,979,429 and $15,968,985 respectively.

At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $268,525 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $7,010,753.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited) And December 31, 1997 (continued)


5.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                                                      July 3, 1995
                                                                                               Year ended            (commencement
                                                                    Six months ended           December 31,        of operations) to
                                                                     June 30, 1998      ------------------------       December 31,
                                                                      (unaudited)         1997             1996            1995
                                                                    ----------------   ----------       ----------      ----------
Net asset value, beginning of period ............................      $  7.06          $ 12.24          $  9.76         $10.00
                                                                       -------          -------          -------         ------
Income (loss) from investment operations:
    Net investment income (loss) ................................           --            (0.05)           (0.05)          0.02
    Net realized and unrealized gain (loss)
         on investments and
         foreign currency transactions ..........................        (2.06)           (5.13)            2.54          (0.24)
                                                                       -------          -------          -------         ------
    Total income (loss) from
         investment operations ..................................        (2.06)           (5.18)            2.49          (0.22)
                                                                       -------          -------          -------         ------
Less distributions:
    Distributions from net
         investment income ......................................         --               --               --            (0.02)
    Distributions in excess of
        net investment income
       (temporary book-tax difference) ..........................         --               --              (0.01)            --
                                                                       -------          -------          -------         ------
Net asset value, end of period ..................................      $  5.00          $  7.06          $ 12.24         $ 9.76
                                                                       -------          -------          -------         ------
Total return ....................................................       (50.13)%*        (42.32)%          25.50%         (4.39)%*
Ratio to average net assets:
    Expenses, before reimbursement
      or waivers ................................................         2.75%*           2.30%            2.64%          3.51%*
    Expenses, net of reimbursement
      or waivers ................................................         2.50%*           2.30%            2.42%          1.75%*
    Net investment loss, before
      reimbursement or waivers ..................................        (0.34)%*         (0.32)%          (0.86)%        (1.24)%*
    Net investment income (loss) ................................        (0.09)%*         (0.32)%          (0.64)%         0.52%*
Portfolio turnover rate .........................................       234.55%*         187.41%          176.49%         40.22%*
Average commissions paid on equitysecurity transactions** .......           --          $ 0.005             --               --
Net assets, end of period (000's omitted) .......................      $11,920          $13,867          $23,796         $8,936

                                                                       =======          =======          =======         ======

  * Annualized.

** The average commission paid on equity security transactions for the six months ended June 30, 1998 and for the year ended December 31, 1996 was less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, the average commissions paid on equity security transactions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

LEXINGTON INVESTOR SERVICES

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.


SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russian Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
CROSBY SMALL CAP ASIA GROWTH FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
CROSBY ASSET MANAGEMENT (US), INC.
c/o Crosby Asset Management (Hong Kong) Limited
32/F Asia Pacific Finance Tower
Citibank Plaza
3 Garden Road, Central Hong Kong

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

ALL SHAREHOLDER REQUESTS FOR SERVICES OF
ANY KIND SHOULD BE SENT TO:

TRANSFER AGENT

STATE STREET BANK AND
TRUST  COMPANY
c/o  National  Financial Data  Services
1004 Baltimore
Kansas City, Missouri 64105

OR CALL TOLL  FREE:
SERVICE  AND SALES: 1-800-526-0056
24 HOUR ACCOUNT INFORMATION:
1-800-526-0052
--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"

                   24 hour toll-free telephone access to your
                             Lexington Fund account
                Price/Yield o Account Balances o Exchanges o
            Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------
This report has been prepared for the information of the shareholders of Lexington Crosby Small Cap Asia Growth Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currentlyeffective prospectus which sets forth expenses and other material information.


                                    LEXINGTON

                                    LEXINGTON
                                     CROSBY
                                    SMALL CAP
                                   ASIA GROWTH
                                    FUND, INC.

                             Seeks long-term capital
                        appreciation through investment
                       in companies domiciled in the Asia
                      Region with a market capitalization
                            of less than $1 billion.


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998
                               The Lexington Group
                                   of No Load
                              Investment Companies